Draft
                                                                 June 10, 1999

-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 16, 1999


                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    333-9532               13-3836437
----------------------------     --------------        ------------------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)             File Number)        Identification No.)



  245 Park Avenue
  New York, New York                                        10167
-------------------------                             ----------------
  (Address of Principal                                   (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

-------------------------------------------------------------------------------

Item 5.  Other Events.

Filing of Certain Materials

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its GMACM Revolving Home Equity Loan Trust 1999-1, Home Equity Loan-Backed Term Notes, Series 1999-1 (the "Term Notes").

Incorporation of Certain Documents by Reference

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for GMACM Revolving Home Equity Loan Trust 1999-1, Home Equity Loan-Backed Term Notes, Series 1999-1, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Term Notes, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Term Notes. The consent of KPMG is attached hereto as Exhibit 23.1

----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 4, 1998 and the prospectus supplement dated June 10, 1999 (collectively, the "Prospectus"), of Bear Stearns Asset Backed Securities, Inc., relating to its GMACM Revolving Home Equity Loan Trust 1999-1, Home Equity Loan-Backed Term Notes, Series 1999-1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BEAR STEARNS ASSET BACKED
                                     SECURITIES, INC.



                                   By:   /s/ Jonathan Lieberman
                                         -----------------------
                                             Jonathan Lieberman
                                             Authorized Signatory


Dated:  June 16, 1999

                                 Exhibit Index


Exhibit                                                              Page

23.1              Consent of KPMG

                                 EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation:



         We consent to the incorporation by reference in the registration statement (No. 333-9532) of Bear Stearns Asset Backed Securities, Inc. (the "Registrant") and the prospectus supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated June 16, 1999, of our report dated January 27, 1999 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 30, 1999, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                     /s/  KPMG LLP

New York, New York
June 16, 1999